Exhibit 24.1

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 25, 2008.

/s/ H. Furlong Baldwin
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 19, 2008.

/s/ Michael Casey
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 21, 2008.

/s/ Daniel B. Coleman
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 22, 2008.

/s/ Lon Gorman
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 22, 2008.

/s/ Glenn H. Hutchins
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 22, 2008.

/s/ Merit E. Janow
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 19, 2008.

/s/ John D. Markese
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 20, 2008.

/s/ Thomas F. O’Neill
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 19, 2008.

/s/ James S. Riepe
Signature

POWER OF ATTORNEY

ANNUAL REPORT ON FORM 10-K

THE NASDAQ STOCK MARKET, INC.

Know all men by these presents, that the undersigned, a director of The Nasdaq Stock Market, Inc., a Delaware Corporation, hereby constitutes and appoints Edward S. Knight and Joan C. Conley, and each of them acting individually, the undersigned’s true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution, for him and in his name, place, and stead, in any case and all capacities to:

(1) execute for and on behalf of the undersigned, an Annual Report on Form 10-K of The Nasdaq Stock Market, Inc. for the fiscal year ended December 31, 2007, including any and all amendments and additions thereto (collectively, the “Annual Report”) in accordance with the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to file, or cause to be filed, the Annual Report with all exhibits thereto (including this Power of Attorney), and other documents in connection therewith, with the United States Securities and Exchange Commission; and

(3) take any other action or any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 19, 2008.

/s/ Deborah L. Wince-Smith
Signature